UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2025

ELUTIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12510 Prosperity Drive, Suite 370
Silver Spring, MD 20904

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ELUT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information set forth under Item 8.01 below is incorporated by reference into this Item 2.02.

Item 8.01	Other Events.

Elutia Inc. (“we,” “us,” “our,” the “Company” and “Elutia”) is in the process of finalizing its results for the year ended December 31, 2024. The Company estimates its net sales for the year ended December 31, 2024 to be as follows (in thousands, except percentages):

	Year Ended December 31,
	Preliminary 2024		2023		Change
	Amount	% of Net Sales	Amount	% of Net Sales	$	%
Products:
Device protection	$9,905	41%	$9,401	38%	$504	5%
Women’s health	11,554	47%	10,304	42%	1,250	12%
Cardiovascular	2,916	12%	5,040	20%	(2,124)	(42)%
Total Net Sales	$24,375		$24,745		$(370)	(1)%

The Company’s preliminary net sales estimates for the year ended December 31, 2024 are based on currently available information and do not present all necessary information for an understanding of the Company’s financial condition as of December 31, 2024 or the Company’s results of operations for the year ended December 31, 2024. The Company’s final net sales upon completion of its closing procedures may vary from the preliminary estimates as a result of the completion of final adjustments, and other developments arising between now and the time that its net sales results for such period are finalized. Complete results as of, and for the year ended, December 31, 2024, including net sales, will be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. See “Forward-Looking Statements” below and the information under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 23, 2023, as updated by the Company’s subsequent Quarterly Reports on Form 10-Q, for additional information regarding factors that could result in differences between these preliminary and the actual net sales results we will report for the year ended December 31, 2024.

The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary net sales estimates. Accordingly, the Company’s independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. Undue reliance should not be placed on the Company’s preliminary net sales estimates.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including any statements and information regarding the Company’s preliminary net sales estimates. These forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied in the forward-looking statements, including, but not limited to the following: our ability to successfully commercialize, market and sell our newly approved EluPro product; our ability to continue as a going concern; our ability to achieve or sustain profitability; the risk of product liability claims and our ability to obtain or maintain adequate product liability insurance; our ability to defend against the various lawsuits and claims related to our recalled FiberCel and other viable bone matrix products and avoid a material adverse financial consequence from those lawsuits and claims; the continued and future acceptance of our products by the medical community; our ability to enhance our products, expand our product indications and develop, acquire and commercialize additional product offerings; our dependence on our commercial partners and independent sales agents to generate a substantial portion of our net sales; our dependence on a limited number of third-party suppliers and manufacturers, which, in certain cases are exclusive suppliers for products essential to our business; our ability to successfully realize the anticipated benefits of the November 2023 sale of our Orthobiologics business; physician awareness of the distinctive characteristics, benefits, safety, clinical efficacy and cost-effectiveness of our products; our ability to compete against other companies, most of which have longer operating histories, more established products and/or greater resources than we do; pricing pressure as a result of cost-containment efforts of our customers, purchasing groups, third-party payors and governmental organizations could adversely affect our sales and profitability; our ability to obtain regulatory approval or other marketing authorizations by the U.S. Federal Drug Administration and comparable foreign authorities for our products and product candidates; and our ability to obtain, maintain and adequately protect our intellectual property rights; and other important factors which can be found in the “Risk Factors” section of Elutia’s public filings with the U.S. Securities and Exchange Commission (SEC), including Elutia’s Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in Elutia’s other filings with the SEC, including Elutia’s Quarterly Reports on Form 10-Q. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. Any forward-looking statement made by Elutia in this Current Report on Form 8-K is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, Elutia expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELUTIA INC.

Date: February 3, 2025	By:	/s/ Matthew Ferguson
Matthew Ferguson
Chief Financial Officer